UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 28, 2012

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

506 S. Crews, Odessa, Missouri 64076

(Address of Principal Executive Offices)

(407) 566-9310

(Registrant's telephone number, including area code)

15122 Tealrise Way, Lithia, FL 33547

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Information.

As reported in its prior filings with the Securities and Exchange Commission, the Company is seeking funding through debt and equity placement and/or through a joint venture participation or sale of all or part of its 37,000 acre mining concessions. To that end, the Company’s President, Dave Burney, has spent a substantial amount of time during the past two months in the Pacific Rim facilitating meetings and discussions with interested parties. Under confidentiality agreements, the Company has provided legal, geological, and technical information to these interested parties. Discussions to date have focused both on a joint venture arrangement to further explore and develop the property and the proposed sale of all or part of the 37,000 acre mining concessions. As of the date of this filing, discussions with such parties are ongoing, however, the Company has not received a definitive offer or term sheet from any third party, and there can be no assurance that any transaction will result from these ongoing discussions.

Safe Harbor Statement.

Statements contained herein that are not based upon current or historical fact are considered forward-looking statements. Such forward-looking statements relate to future events and future operating results, performance, prospects and opportunities. The use of terms such as "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions, as they relate to USPR, or its management, identify forward-looking statements. These forward-looking statements are based on information currently available to USPR and USPR's current plans, intentions and expectations and include statements regarding the potential of the Mexican concessions . Forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause USPR's actual results, performance, prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to raise the funding necessary to retain the professionals necessary to execute our plan and the other factors, including risk factors, discussed in our Annual Report on Form 10-K for the fiscal year ended May 31, 2011 (as amended), filed with the U.S. Securities and Exchange Commission, as well as our Form 10-Q Reports filed during interim periods. Except as required by the Federal securities law, USPR does not undertake any obligation to revise or update any forward-looking statements contained herein after the date hereof.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PRECIOUS METALS, INC.

By:	/s/ Dave Burney
Name: Dave Burney
Title: President
Date: March 28, 2012